Exhibit 99.1
0 Northeast and West Coast Investor Meetings June 28 - July 9, 2010 A Powerful Tomorrow Starts Today

1 Forward-Looking Statements This presentation contains forward-looking statements based on our current expectations, and neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by applicable law. These forward-looking statements are often identified by words such as "estimate," "predict," "may," "believe," "plan," "expect," "require," "intend," "assume" and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: regulatory and judicial decisions, developments and proceedings; our ability to achieve timely and adequate rate recovery of our costs; our ability to reduce capital expenditures and other costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures; power plant performance and outages; volatile fuel and purchased power costs; fuel and water supply availability; new legislation or regulation relating to greenhouse gas emissions, renewable energy mandates and energy efficiency standards; our ability to meet renewable energy requirements and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; competition in retail and wholesale power markets; the duration and severity of the economic decline in Arizona and current credit, financial and real estate market conditions; the cost of debt and equity capital and the ability to access capital markets when required; restrictions on dividends or other burdensome provisions in our credit agreements and Arizona Corporation Commission orders; our ability, or the ability of our subsidiaries, to meet debt service obligations; changes to our credit ratings; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; transmission and distribution system conditions and operating costs; the ability to meet the anticipated future need for additional baseload generation and associated transmission facilities in our region; the ability of our counterparties and power plant participants to meet contractual or other obligations; technological developments in the electric industry; and economic and other conditions affecting the real estate market in SunCor Development Company's market areas. These and other factors are discussed in Risk Factors described in Item 1A of the Pinnacle West/APS Annual Report on Form 10- K for the fiscal year ended December 31, 2009, which readers should review carefully before placing any reliance on our financial statements, disclosures or our earnings outlook.

2 In this presentation, we refer to "on-going earnings," which is a "non-GAAP financial measure," as defined in accordance with SEC rules. We view on-going earnings as an important performance measure of the core profitability of our operations. We believe on-going earnings provide investors with a useful indicator of our results that is comparable among periods because it excludes the effects of unusual items that may occur on an irregular basis. Investors should note that this non-GAAP financial measure may involve judgments by management, including whether an item is classified as an unusual item. This measure is a key component of our internal financial reporting and is used by our management in analyzing the operations of our business. We believe that investors benefit from having access to the same financial measures that management uses. Non-GAAP Financial Measures

3 PNW: Our Value Proposition Delivering Superior Shareholder Returns Capitalizing on Attractive Fundamentals Vertically integrated electric utility High-growth service territory Diversified energy mix Operational excellence Strong, energetic leadership Compelling Capital Investment Opportunities Green resources - solar, other renewables, nuclear Transmission expansion Distribution system growth Focusing on Green Resources Abundant solar conditions in Arizona Other renewables Nuclear expansion option Transmission expansion Energy efficiency Improving Regulatory Environment Constructive retail regulatory settlement Attractive recovery mechanisms for renewables and energy efficiency Progress on many issues last five years Building collaborative relationships Strengthening Financial and Risk Profiles Investment-grade credit ratings and adequate liquidity Risk reduction Convert growth into superior ROE $2.10 per share annual dividend Opportunities for multiple expansion

4 Assets December 31, 2009 $12 Billion Who We Are NYSE Ticker: PNW Market Cap: $4 Billion Enterprise Value: $7 Billion Competitive Energy Services Provider $74 Million Venture Investments $19 Million Real Estate Developer $147 Million Vertically Integrated Electric Utility $11.5 Billion At our core, we are Arizona's largest and longest-serving electric utility. APS Service Territory 1.1 million customers over 35,000 square miles

5 Annual Growth Millions 1.1 1.7 52% Arizona has ranked in the top five for population growth over the last 20 years. APS expects strong future customer growth, in spite of current economic slowdown. APS Customer Growth Positive Long-Term Demographics Superior Historical Growth

6 Customer Satisfaction ... A Key Priority Our employees take pride in providing top-tier customer service. APS 2010 J.D. Power Business Customer Survey Industry Average Rating Outstanding Business Customer Satisfaction Rating Outage Minutes/Year Lowering Average Annual Outage Time Per Customer APS Industry Top Quartile

7 Superior Power Plant Performance APS Industry Nuclear Capacity Factors Our nuclear and coal plants are strong baseload resources. 88% 89% '03 '04 '05 '06 '07 '08 '09 APS Industry Coal Capacity Factors 73% 82% '03 '04 '05 '06 '07 '08 '09 Consistent top-quartile performance 2,707 MW total managed capacity 1,747 MW APS share Conservative operating practices Highly experienced plant management Aggressive equipment management Returned to superior performance 3,938 MW total managed capacity 1,146 MW total APS share 2013 goals: Consistent site capacity factor greater than 90% Operating costs excluding fuel less than $0.02/kWh Top-quartile safety 20-year license extension requested December 2008

8 A Balanced and Strategic Resource Plan We have competitive advantages to capitalize on renewable and nuclear resources to provide a diversified energy mix. Provides flexibility to incorporate renewables Maintains gas consumption near 2009 levels Reliable base load resource Less exposure to carbon and climate pressures relative to industry peers Experienced operator of largest nuclear plant in U.S. New capacity options being explored Abundant solar resources in Arizona High customer interest and incentives Approved recovery mechanisms Renewables & Energy Efficiency Renewables & EE Energy Mix (MWh)

9 Germany We intend to make Arizona the "Solar Capital of the World." Japan Solar Insolation Comparison (kWh/year) Japan's solar insolation comparable to Florida Arizona Germany - among countries with highest installed capacities despite Seattle-like weather conditions World-Class Solar Potential

10 APS Renewables Projects December 2009 retail regulatory settlement provisions 1.7 million MWh additional renewable generation in service by end of 2015 Photovoltaic solar projects Arizona wind projects Rate recovery through Renewable Energy Surcharge adjustor, Power Supply Adjustor or Transmission Cost Adjustor until reflected in base rates Two requests for proposals issued January 2010 Photovoltaic solar - projects to be 15-50 MW each Arizona wind projects - projects to be 15-100 MW each Proposals received April 2010 Final selections - 3rd quarter 2010 target APS is committed to delivering renewable energy to Arizona.

11 AZ Sun Program 100 MW photovoltaic solar plants to be owned by APS Estimated $500 million capital investment To be placed into service in 2011 through 2014 Size and timing to be determined through responses to requests for proposals Rate recovery First 50 MW: Renewable Energy Standard Adjustor Second 50 MW: Adjustor to be determined in 2012 rate case decision APS plans to add 100 megawatts of owned solar photovoltaic generation by the end of 2014.

12 100 MW 970 MW 1032 MW 350 MW 4300 MW 1005 MW Legend NORTH SAGUARO N .. GILA PALO VERDE - HASSAYAMPA YUCCA GILA BEND REDHAWK KYRENE WEST WING BAGDAD 2016 PINNACLE PEAK CHOLLA NAVAJO 2014 .. 2014 CORONADO FLAGSTAFF ( APS ) 2013 2 0 1 0 SUNDANCE 2014 FOUR CORNERS DESERT BASIN Line Relocation 2014 Further Transmission Investment is Key 10-Year Transmission Plan (115kV and above): $520 million of new transmission investment Over 270 miles of new lines Increases import capability by 26% to metro Phoenix and 38% to Yuma FERC formula rates and retail adjustor Working with regulators to identify transmission projects for renewables 4300 MW Planned lines Existing lines Solar potential area Wind potential area Strategic investment is needed to maintain reliability and bring diversified resources to our customers. 2012 DELANY 2012 MAZATZAL 2013 MORGAN 2010 2014

13 Multi-Pronged Approach to ROE Improvement We are actively working to improve our return on equity. Electricity Rate Increases Regulatory Framework Improvements Cost Savings Initiatives Efficiency and Effectiveness Throughout Organization Goal ROE Improvement

14 Progressive 2009 Regulatory Settlement APS' regulatory settlement has a number of benefits from investors' perspective. Increased retail base rates effective January 1, 2010 Strengthens APS' earned ROE and financial condition and supports common dividend Provides greater level of cost recovery and return on investment Demonstrates cooperation among APS, ACC Staff, RUCO and other intervenors Allows opportunity to help shape Arizona's energy future outside continual rate cases Earnings support until next base rate case Estimated pretax earnings benefits: $165 million, 2010; $180 million, 2011; and $254 million, 2012 Expedited process for future base rate cases To be processed within 12 months APS may file next rate case on or after June 1, 2011, with rate changes effective on or after July 1, 2012

15 Constructive Transmission Rate Regulation Annual Revenue Effective Date Annual Revenue Effective Date Annual Revenue Effective Date Retail Portion (TCA) $13M 7/3/2008 $21M 8/1/2009 $(10)M 7/1/2010* Wholesale Portion $ 2M 3/1/2008 $ 2M 6/1/2009 $ (2)M 6/1/2010 Total Increase $15M $23M $(12)M Allowed ROE 10.75% 10.75% 10.75% Equity Ratio 54% 55% 51% Rate Base $1.0B $1.1B $1.1B Test Year 2007 2008 2009 FERC Formula Rates adopted in 2008 Adjusted annually with 10.75% allowed ROE Based on FERC Form 1 and certain projections Retail portion flows through ACC Transmission Cost Adjustor (TCA) Recent transmission revenue changes We have achieved constructive transmission rate treatment. * Target

16 Opportunities to Continue Improving Regulatory Dialogue Regulatory framework and processes State economic vitality Federal and state energy policy Long-term resource plan Environmental stewardship Creating a Sustainable Energy Future for Arizona APS ACC Other Stakeholders Customers Communities Governor & Legislature

17 Cost Savings To Support Future Results Engaged, motivated workforce Effective, efficient execution Optimize assets and resources Better leverage technology Our cost management efforts will help improve financial results beyond those achievable through proposed regulatory decisions. Enterprise-wide emphasis Cost Savings

18 $ Millions Generation Transmission Distribution Other Projected APS Capital Expenditures 6% Compound Annual Growth Rate APS Rate Base We have reduced capex based on current economic conditions- yet still expect strong rate base growth. $ Billions Projected APS CapEx Drives Strong Rate Base Growth

19 Adequate Liquidity and Financing Access Capacity Borrower ($ Millions) Matures APS $ 489 Sep. '11 APS 500 Feb. '13 PNW 200 Feb. '13 $1,189 Solid bank group No MAC clauses or "clean down" provisions Credit Facilities* *Pro forma for February 2010 APS $500 million and PNW $200 million revolvers Ratings PNW APS Senior Unsecured Moody's Baa3 Baa2 S&P BB+ BBB- Fitch - BBB Outlook Moody's Stable Stable S&P Stable Stable Fitch Stable Stable Our credit metrics have improved significantly over the last 5 years.

20 2009 Actual: $2.33 per share Guidance as of May 6, 2010 2010 $2.95 - $3.10 per share 2011 Estimated to be within guidance range provided for 2010, with some opportunity for modestly exceeding the range Consolidated On-Going EPS EPS $2.33 $2.95 $3.10 Projected

21 Top-Tier Dividend Yield May 31, 2009 Aug. 31, 2009 6.0% 4.9% Pinnacle West's annual dividend is $2.10 per share. Nov. 30, 2009 Feb. 28, 2010 May 31, 2010 2.0%

22 PNW: Our Value Proposition Delivering Superior Shareholder Returns Capitalizing on Attractive Fundamentals Improving Regulatory Environment Focusing on Green Resources Compelling Capital Investment Opportunities Strengthening Financial and Risk Profiles

23 Appendix

24 A Leadership Team of Industry Veterans Our top executives have more than 160 combined years of creating shareholder value in the energy industry. Jim Hatfield SVP & CFO Don Robinson APS President & COO Randy Edington EVP & Chief Nuclear Officer Don Brandt Chairman & CEO Steve Wheeler EVP Customer Service & Regulation Mark Schiavoni SVP Fossil Generation Dave Falck EVP, General Counsel & Secretary

25 Service Territory 1.1 million customer accounts 34,646 square miles Customer Growth 0.6% in 2009 1% average annual growth expected through 2011 3-4% historical average - well above industry average Resources 6,288 MW owned/leased capacity 1,958 MW contracted conventional resources in operation 498 MW contracted renewables in operation or under development 2009 Peak Demand - 7,218 MW Arizona's Largest and Longest-Serving Electric Utility Serving Arizona customers since 1887 - 15 years before statehood.

26 2009 Retail Customer, Sales And Revenue Mixes Residential Commercial Industrial Other Customers Year-End 1.1 Million Retail Sales 28,173 GWh Operating Revenues $3.0 Billion 8% 45% 47% 50% 6% 43% 11% 89%

27 2009 APS Generation and Energy Fuel Mixes Nuclear Coal Gas & Oil Purchased Power Energy Fuel Mix 34,514 GWh Generation Fuel Mix 27,374 GWh Generation Capacity Mix 6,288 MW Energy Fuel Mix Generation Fuel Mix Generation Capacity Mix Nuclear 0.259 0.326 0.182 Coal 0.363 0.457 0.278 Gas and Oil 0.172 0.217 0.539 Other 0 0 0.001 Purchased Power 0.206 0 0

28 Kristin Mayes Chairman (Rep) Gary Pierce (Rep) Terms Through January 2011 Elected November 2008, Terms Through January 2013 Sandra Kennedy (Dem) Paul Newman (Dem) Bob Stump (Rep) Arizona Corporation Commissioners

29 Progressive 2009 Regulatory Settlement The regulatory settlement has a number of benefits from investors' perspective. Increased retail base rates effective January 1, 2010 Strengthens APS' earned ROE and financial condition and supports common dividend Provides greater level of cost recovery and return on investment Demonstrates cooperation among APS, ACC Staff, RUCO and other intervenors Allows opportunity to help shape Arizona's energy future outside continual rate cases

30 Progressive 2009 Regulatory Settlement Settlement agreement terms Base rate increase $ 207 $ 207 $ 207 Line extensions treated as revenue 23 25 49 Pension and OPEB deferrals 13 29 Palo Verde depreciation reduction 34 Subtotals 230 245 319 Less interim base rate surcharge that ended upon general rate case implementation (65) (65) (65) Total $ 165 $ 180 $ 254 Estimated Pretax Earnings Benefits ($ Millions) 2010 2011 2012 Settlement provisions include earnings support until next rate case.

31 Rates effective January 1, 2010 Annualized base rate revenue increases ($ millions): Non-fuel $ 196 Net fuel-related 11 Net increase $ 207 Allowed ROE (%) 11 Equity ratio (%) 54 Rate base ($ billions) $5.6 Base fuel rate (¢ per kWh) 3.76 Effective date 1/1/2010 Line Extension Fees - 2010-2012 payments received to be recorded as revenues instead of contributions in aid of construction (CIAC) (pretax estimates): 2010 $23 million 2011 $25 million 2012 $49 million The retail revenue increases total $230 million in 2010 and will improve APS' financial condition. Progressive 2009 Regulatory Settlement

32 Progressive 2009 Regulatory Settlement Key non-revenue financial provisions: $30 million annual cost reduction in 2010 to be sustained through 2014 Pension and OPEB cost increases to be deferred in 2011 and 2012 Annual nuclear plant depreciation to decrease $34 million pretax, assuming plant license extension approved $700 million equity to be infused into APS through 2014 Other key provisions: Provides rate stability for APS customers Significantly increases energy efficiency programs Expands renewable energy requirements and programs Other key provisions add financial value for APS and benefits for other stakeholders.

33 Progressive 2009 Regulatory Settlement Settling parties intend to process future cases within 12 months of sufficiency findings APS may file general base rate cases on or after June 1, 2011 and June 1, 2013 Base rate changes from next two rate cases may become effective on or after July 1, 2012 and July 1, 2014 An expedited process has been agreed upon for future rate cases to reduce processing regulatory lag.

34 Case Description Docket Number 2008-2009 General Retail Rate Case Settlement approved effective January 1, 2010 E-01345A-08-0172 2008 Interim Rate Approval APS received $65.2 million interim base rate surcharge effective January 1, 2009 until new base rates became effective January 1, 2010. E-01345A-08-0172 Demand Side Management Programs 2008-2010 APS was authorized to recover $25.5 million per year. E-01345A-03-0437 E-01345A-05-0526 Resource Plan APS has filed for approval of its resource plan. Suggested financial recovery mechanisms included in report. E-01345A-09-0037 Energy Efficiency Rate Incentives for Electric and Gas Utilities' ACC Staff has begun workshop process to explore encouragement of energy efficiency through use of regulatory and rate incentives, including decoupling and performance-based utility incentives. E-00000J-08-0314 G-00000C-08-0314 Demand Response Program As ordered in 2007 rate decision, APS has requested approval of Commercial & Industrial Load Management Program. Annual budget for this program ramps up to $8.5 million by 2013. E-01345A-08-0569 Concentrating Solar Power Contract (Solana) In September 2008, ACC approved APS participation in Solana project. E-01345A-08-0106 Transmission Cost Adjustor In July 2009, ACC approved TCA increase to reflect changes in FERC transmission rates. E-01345A-08-0265 2010 RES Implementation Plan APS was authorized to recover $86.7 million in 2010. E-01345A-09-0338 Key ACC Regulatory Proceedings

35 Mechanism Adopted / Last Adjusted Description Power Supply Adjustor ("PSA") April 2005 / January 2010 Recovers 90% of variance between actual fuel and purchased power costs and base fuel rate Includes forward-looking, historical and transition components Transmission Cost Adjustor ("TCA") April 2005 / July 2010 target Recovers FERC-approved transmission costs related to retail customers Resets annually as a result of the FERC Formula Rate process (see below) Renewable Energy Surcharge ("RES") May 2008 / January 2010 Recovers costs related to renewable initiatives Collects projected dollars to meet RES targets Provides incentives to customers to install distributed renewable energy Demand-Side Management Adjustor ("DSM") April 2005 / March 2010 Recovers retroactively costs related to conservation and DSM programs above $10 million in base rates Provides 10% performance incentive to APS for net benefits achieved Provides rebates and incentives to participating customers Environmental Improvement Surcharge ("EIS") July 2007 / July 2007 Recovers retroactive costs related to environmental upgrades not fully covered under base rates Allows for cost recovery of ACC-approved projects Retail Line Extension Fees July 2007 / February 2008 "Pay as you go" mechanism collects dollars spent for new construction at beginning of project Better protects existing customers by allocating cost of expansion to developers FERC Formula Rates 2008 / June 2010 Recovers transmission costs based on historical costs per FERC Form 1 and certain projected data Resets annually We have made progress toward a supportive regulatory structure and improvement in the timing of cost recovery. Significant Regulatory Progress Since 2005

36 Our Regulatory Mix Transmission 16% Generation & Distribution 84% ACC FERC Effective Date 1/1/2010 6/1/2010 Test Year Ending 12/31/2007 12/31/2009 Rate Base $5.6 B $1.1 B Equity Layer 54% 51% Allowed ROE 11.00% 10.75% The bulk of APS' revenues come from our regulated retail rate base; we also have a meaningful transmission business. $6.7 Billion Total Approved Rate Base Most Recent Rate Decisions

37 APS Revenues by Recovery Mechanisms We have received supportive regulatory decisions providing more timely recovery. Test Year Historical Forecasted PSA TCA RES DSM* Base Rates Other** $ Millions Regulated Electricity Revenue by Recovery Mechanism * Includes revenues from wholesale electricity and transmission sales, electricity and other commodity sales, EIS and other miscellaneous services. ** 2009 includes actuals through November 2009 and one month of forecast data.

38 Requirements Minimum renewable energy requirements 5% of energy for retail sales by 2015 15% of energy for retail sales by 2025 Required distributed energy component 30% of total requirement by 2012 Arizona Renewable Energy Standard (RES)

39 Solana: A "Sunny Place" 280-MW concentrating solar trough 30-year PPA for all output (~900 GWh/year) Planned commercial operation in 2013 Near existing transmission lines 70 miles southwest of Phoenix Thermal storage capability with summer on-peak capacity factor over 90% To be built, owned and operated by Abengoa Solar Solana will generate enough clean, renewable electricity to meet the needs of about 70,000 Arizona homes.

40 Remote switching Substation on-line monitoring Capacitor controls Distribution sensors Solar water heaters Small-scale wind turbines APS-owned rooftop solar AMI Community Power Project - Flagstaff, Arizona 200 to 300 rooftop solar photovoltaic systems on single feeder 1.5 to 2 MW of distributed generation 4 weather stations in connected substations APS' innovative pilot project encourages distributed renewable resources, integrated with smart grid technology.

41 A Well-Balanced Generation Portfolio' Fuel / Plant Location Units Dispatch Commercial Ops. Date Operator Ownership / Interest 1 Net Capacity (MW) Nuclear Palo Verde Wintersburg, AZ 1,2,3 Base 1986 - 1989 APS 29.1 1,146 Total Nuclear 1,146 Coal Cholla Joseph City, AZ 1,2,3 Base 1962 - 1980 APS 100 647 Four Corners Farmington, NM 1,2,3 Base 1963 - 1964 APS 100 560 Four Corners Farmington, NM 4,5 Base 1969 - 1970 APS 15 225 Navajo Page, AZ 1,2,3 Base 1974 - 1976 SRP 14 315 Total Coal 1,747 Gas/Oil - Combined Cycle Redhawk Arlington, AZ 1,2 Intermediate 2002 APS 100 984 West Phoenix Phoenix, AZ 1,2,3,4,5 Intermediate 1976 - 2003 APS 100 887 Total Gas/Oil - Combined Cycle 1,871 Gas/Oil - Steam Turbines Ocotillo Tempe, AZ 1,2 Peaking 1960 APS 100 220 Saguaro Red Rock, AZ 1,2 Peaking 1954 - 1955 APS 100 210 Total Gas/Oil - Steam Turbines 430 Gas/Oil - Combustion Turbines Sundance Casa Grande, AZ 10 Peaking 2002 APS 100 420 Yucca Yuma, AZ 6 Peaking 1971 - 2008 APS 100 243 Saguaro Red Rock, AZ 1,2,3 Peaking 1972 - 2002 APS 100 189 West Phoenix Phoenix, AZ 1,2 Peaking 1972 - 1973 APS 100 110 Ocotillo Tempe, AZ 1,2 Peaking 1972 - 1973 APS 100 110 Douglas Douglas, AZ 1 Peaking 1972 APS 100 16 Total Gas/Oil - Combustion Turbines 1,088 Solar Solar - CSP Trough Red Rock, AZ -- Variable 2005 APS 100 1.0 Solar - PV Prescott, AZ -- Variable 2002 - 2006 APS 100 3.0 Solar - PV STAR Center -- Variable 1999 - 2004 APS 100 0.3 Solar - PV Various -- Variable 1996 - 2005 APS 100 1.5 Total Solar 5.8 Total Generation Capacity 6,288 Note: As of December 31, 2009 1 Includes leased generating plants.

42 Renewable Contracts Provide Bridge COD/ Fuel / Contract Location Developer/ Operator Status * PPA Signed Expected COD Term (years) Capacity (MW) Solar Solana (CSP Trough) Gila Bend, AZ Abengoa AD Feb-2008 2013 30 280 Total Solar 280 Wind Aragonne Mesa Santa Rosa, NM Bluearc Mgmt. Group IO Dec-2005 Dec-2006 20 90 High Lonesome Mountainair, NM Edison Mission Energy IO Feb-2008 Jul-2009 30 100 Total Wind 190 Geothermal CE Turbo - Salton Sea Imperial County, CA CalEnergy IO Jan-2006 Jan-2006 23 10 Total Geothermal 10 Biomass Snowflake Snowflake, AZ Renegy Holdings IO Jun-2008 Apr-2008 15 15 Total Biomass 15 Biogas Glendale Landfill Project Glendale, AZ Glendale Energy LLC UC Jul-2008 Dec-2009 20 3 Total Biogas 3 Total Renewable Contracted Capacity 498 Note: As of December 31, 2009. * Advanced Development (AD), Under Construction (UC), or In Operation (IO).

43 Recognized as One of America's Greenest Companies Newsweek ranked Pinnacle West 13th best among U.S. utilities.

44 Highest Rating (AAA) and Ranked #2 Electric Utility Environmental, Sustainability and Technology Leadership Dow Jones Sustainability Index Global 100 Most Sustainable Corporations in World Social Responsibility Index "Best in Class" Distinction Social Responsibility Reporting Highest Overall Score of U.S. Utilities DOE/EPA Sustained Excellence Award Top 10 Utility Solar Ranking Top 10 in U.S. in Technology Innovation and #1 Utility Edison Electric Institute's 2008 Top Industry Award (Technical Innovation) We have been recognized internationally for our achievements.